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                      METROPOLITAN LIFE INSURANCE COMPANY

                NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT

                        SUPPLEMENT DATED APRIL 28, 2008
                                      TO
                PROSPECTUS DATED MAY 1, 1988, (AS SUPPLEMENTED)

This supplement updates certain information to the prospectus referenced above. You should read and retain this supplement.

1. SUBADVISER AND NAME CHANGE

Effective January 7, 2008, the subadviser to the Harris Oakmark Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. was replaced with Massachusetts Financial Services Company. The Harris Oakmark Large Cap Value Portfolio was renamed the MFS (R) Value Portfolio.

2. PURCHASE PAYMENTS

If you send your purchase payments or transaction to an address other than the one we have designated for receipt of such purchase payment or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

3. SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

When you make a full surrender or partial withdrawal of your account value (including surrenders pursuant to a request to divide the assets of the Contract due to divorce), we will deduct a surrender charge.

4. FINANCIAL INDUSTRY REGULATORY AUTHORITY (FINRA)

Our distributor and principal underwriter, New England Securities Corporation, is a member of FINRA. FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or visiting FINRA's website at www.finra.org.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.